UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the “Company”) hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company.  The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company believes the members of the Board of Directors are entitled to compensation for their efforts as Directors

THEREFORE, BE IT RESOLVED that the Company authorizes the following payments to the members of the Board of Directors in Rule 144 restricted common stock as of the closing price on February 20, 2009:

Sonny Wooley	1,500,000 shares
Timothy G. Byrd, Sr.	1,500,000 shares
Peggy Behrens	500,000 shares

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

_/s/___________________________
Sonny Wooley
Chairman of the Board of Directors
Date:  2/20/2009

_/s/___________________________
Timothy G. Byrd, Sr.
Director
Date:  2/20/2009

_/s/___________________________
Peggy Behrens
Director
Date:  2/20/2009